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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  September 26, 2000



                           FIRST STERLING BANKS, INC.
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                Exact name of Registrant as Specified in Charter

Georgia                                000-25128                 58-2104977
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(State of other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                         Identification No.)


                   676 Chastain Road, Kennesaw, Georgia 30144
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                    (Address of Principal Executive Officers)



Registrant's Telephone Number, including area code:  770-422-2888


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ITEM 5. OTHER EVENTS

On September 26, 2000, First Sterling Banks, Inc. announced it has agreed to acquire Walton Bank & Trust Company of Monroe, Georgia. In a separate press release First Sterling announced it will acqurie the Williamson Group which operates the Williamson Insurance Agency in Monroe, Ga., and the Williamson and Musselwhite Insurance Agency in Loganville, Ga.

                                       FOR IMMEDIATE RELEASE
                                       SEPTEMBER 26, 2000


                                       For more information call:
                                       Edward C. Milligan, President and CEO
                                       (770) 422-2888
                                       Sam B. Hay, Chief Operating Officer
                                       (770) 385-2424



          FIRST STERLING BANKS TO ACQUIRE WALTON BANK & TRUST
COMBINATION TO EXCEED $1 BILLION IN ASSETS WITH EXPANDED METRO ATLANTA PRESENCE

ATLANTA -- Sept. 26, 2000 -- First Sterling Banks, Inc. (NASDAQ: FSLB) today said it has agreed to acquire Walton Bank & Trust Company of Monroe, Georgia in a $15 million stock swap. The acquisition would give First Sterling a strong presence in Walton County, which is in metropolitan Atlanta and the fifth fastest growing county in the state of Georgia.

The transaction, approved by the directors of both companies, is valued at $33.54 per Walton Bank & Trust share based on First Sterling's closing price on September 25, 2000, of $12.19. The exchange ratio will be fixed at 2.752 First Sterling shares for each Walton Bank share. The transaction will be accounted for as a pooling of interests.

"This acquisition is particularly attractive because it will allow us to expand our market presence in the greater Atlanta area with a high quality banking organization that fits our acquisition criteria," said First Sterling Banks president and chief executive officer, Ed Milligan. "Walton Bank & Trust will meaningfully complement our existing presence in the western part of Walton County, helping us further our corporate objective of building market share in attractive metro Atlanta markets through established community banks with strong management."

First Sterling currently serves western Walton County through the Loganville banking office of its Main Street Bank subsidiary. Walton Bank & Trust, with $62 million in assets, operates two banking offices in Walton County. One is located in the county seat of Monroe, and one office is in Walnut Grove.

Morris Jordan, president and chief executive officer of Walton Bank and Trust, said, "We are excited about the prospects of joining First Sterling Banks, which will allow us to offer our customers a broader range of financial services through an organization that understands community banking." Jordan will become chief executive officer of the newly created Walton County division of First Sterling Banks.

Both First Sterling Banks and Walton Bank & Trust are high performance banking companies operating in the top quartile of their respective peer groups. As of June 30, 2000, Walton Bank & Trust reported a 1.99 percent return on assets and an 18.8 percent return on equity. For the same period First Sterling Banks reported a return on assets of 1.69 percent and a return on equity of 20.2 percent.

Upon the completion of the merger transaction, First Sterling will have in excess of $1 billion in assets, with 23 banking offices in eight counties in the suburban greater Atlanta metropolitan area. The transaction is expected to close in the first quarter of 2001 and is subject to regulatory and Walton Bank & Trust shareholder approval and other customary conditions of closing.

ABOUT FIRST STERLING BANKS
First Sterling Banks, Inc. is a $1.0 billion-asset community banking organization created through the May 24, 2000 merger of First Sterling Banks and Main Street Banks Incorporated in a pooling of interests transaction. This combination created the largest and highest performing community banking company headquartered in the greater Atlanta area, with 21 branch offices in eight counties. First Sterling provides a broad range of banking and financial services to its customers through its operating subsidiaries Main Street Bank, Westside Bank, Eastside Bank, and Community Bank of Georgia.

SAFE HARBOR
Statements made in this press release, other than those containing historical information, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. First Sterling cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of First Sterling to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies; laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; changing interest rates and other risks and factors identified in the company's filings with the Securities and Exchange Commission.
                           ###


                                        FOR IMMEDIATE RELEASE
                                        SEPTEMBER 26, 2000

                                        For more information call:
                                        Edward C. Milligan, President and CEO
                                        (770) 422-2888

                                        Sam B. Hay, Chief Operating Officer
                                        (770) 385-2424



                FIRST STERLING BANKS TO ACQUIRE WILLIAMSON GROUP
                                INSURANCE AGENCY
        EXPANDING FINANCIAL PRODUCTS AND SERVICES TO MEET CUSTOMER NEEDS

ATLANTA -- September 26, 2000 -- First Sterling Banks, Inc. (NASDAQ: FSLB) today said it has agreed to acquire the Williamson Group, which operates the Williamson Insurance Agency in Monroe, Ga., and the Williamson and Musselwhite Insurance Agency in Loganville, Ga.

First Sterling will combine the Williamson Insurance Agency and the Williamson and Musselwhite Insurance Agency with its existing insurance operation to form a separate insurance subsidiary. Bruce Williamson will serve as chairman and chief executive officer of the new insurance unit and Billy Musselwhite will serve as president.

"Providing our customers with an increasing array of insurance services is fast becoming an important component to full-service banking in our communities, said Ed Milligan, president and chief executive officer of First Sterling Banks. "The Williamson Group is the dominant insurance agency in Walton County, with strong management and a rich history of customer service."

Bruce Williamson said: "We are excited to join with First Sterling to offer customers an enriched line of financial products and services. Combining our businesses provides all our customers with access to an expanding line of services."

The transaction will be accounted for as a pooling of interests and is expected to close in the fourth quarter of 2000.

ABOUT FIRST STERLING
First Sterling Banks, Inc. is a $1.0 billion-asset community banking organization created through the May 24, 2000 merger of First Sterling Banks, Inc. and Main Street Banks Incorporated in a pooling of interests transaction. This combination created the largest and highest performing community banking company headquartered in the greater Atlanta area, with 21 branch offices in eight counties. First Sterling provides a broad range of banking and financial services to its customers through its operating subsidiaries Main Street Bank, Westside Bank, Eastside Bank, and Community Bank of Georgia.

SAFE HARBOR
Statements made in this press release, other than those containing historical information, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. First Sterling cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of First Sterling to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies; laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; changing interest rates and other risks and factors identified in the company's filings with the Securities and Exchange Commission.

DATE:  October 10, 2000

                                       FIRST STERLING BANKS, INC.


                                       /s/ Edward C. Milligan
                                       -----------------------------------
                                                        Edward C. Milligan
                                       President & Chief Executive Officer